Capitalized Software, net	12 Months Ended
Dec. 31, 2021
Prepaid Expenses and Other Current Assets
Capitalized Software, net

6. Capitalized Software, net

For the years ended December 31, 2021 and 2020 the Company capitalized $23.6 million and $6.2 million, and recognized amortization expense of $7.3 million and $4.0 million, respectively.

Estimated amortization expense for the years ending December 31, 2022 through December 31, 2024 is as follows:

Amortization
(In thousands)	Expense
Year:
2022	$10,648
2023	8,914
2024	4,728

Estimated amortization expense can be affected by various factors, including new software releases, acquisitions or divestitures of software and/or impairments.

The following represents capitalized software balances as of December 31, 2021 and 2020:

	2021			2020
	Gross	Accumulated	Net	Gross	Accumulated	Net
(In thousands)	Amount	Amortization	Amount	Amount	Amortization	Amount
Capitalized software	$42,192	$(17,902)	$24,290	$18,638	$(10,584)	$8,054